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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the First Amended and Restated 1997 Stock Option Plan of Waste Connections, Inc. of our report dated February 4, 1999, with respect to the combined financial statements of the Murrey Companies included in the Current Report (Form 8-KA) dated April 2, 1999.


                                                               ERNST & YOUNG LLP

Sacramento, California
April 1, 1999


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